UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2016

NTN BUZZTIME, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2231 Rutherford Road Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 438-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

NTN Buzztime, Inc. (the “Company”) intends to present the information attached as Exhibit 99.1 to this report on September 7, 2016 at the 5th Annual Gateway Conference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The list of exhibits called for by this item is incorporated by reference to the Exhibit Index immediately following the signature page of this report.

By filing this report, including the information contained in Exhibit 99.1, we make no admission as to the materiality of any information in this report. The information contained in Exhibit 99.1 is summary information that is intended to be considered in the context of our SEC filings, including our most recent periodic reports, and other public announcements that we make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this report, although we may do so from time to time as we believe appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, or through other public disclosure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTN BUZZTIME, INC.

Date: September 7, 2016	By:	/s/ Allen Wolff
Allen Wolff
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	NTN Buzztime, Inc. Corporate Presentation, September 7, 2016.